UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

RENTRAK CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-15159

Oregon	93-0780536
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7700 NE Ambassador Place, Portland, Oregon	97220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-284-7581

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 2, 2010, Rentrak Corporation (“Rentrak”) issued a press release announcing net income of $0.4 million, or $0.04 per diluted share, on revenues of $24.1 million for its second quarter ended September 30, 2010. Rentrak also announced net income of $0.5 million, or $0.04 per diluted share, on revenues of $48.7 million for the six-month period ended September 30, 2010. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith and this list is intended to constitute the exhibit index:

99.1	Press release dated November 2, 2010 announcing Rentrak Corporation’s results for its second quarter ended September 30, 2010.

99.2	Transcript of November 2, 2010 conference call regarding Rentrak Corporation’s results for its second quarter ended September 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2010	RENTRAK CORPORATION
(Registrant)

By: /s/ David I. Chemerow
David I. Chemerow
Chief Operating Officer and
Chief Financial Officer

2